Phoenix Earnings Driven Growth Fund,

a series of Phoenix Opportunities Trust

Supplement dated September 24, 2007 to the Prospectus dated January 31, 2007,

as supplemented February 6, 2007, June 15, 2007, July 2, 2007 and September 7, 2007

and to the Statement of Additional Information dated September 24, 2007

Important Notice to Investors

Effective September 21, 2007, the Phoenix Earnings Driven Growth Fund, formerly a series of Phoenix Opportunities Trust, was merged with and into the Phoenix Mid-Cap Growth Fund, a series of Phoenix Series Fund. The Phoenix Earnings Driven Growth Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Earnings Driven Growth Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

PXP 2069/EDGFMerger (09/07)